Income Taxes - Schedule of net deferred tax asset (Detail) - USD ($)	7 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Deferred tax asset
Net operating losses	$ 45,768,000	$ 26,472,000
Total deferred tax asset	787,000	$ 548,000
Holicity Inc.
Deferred tax asset
Organizational costs/Startup expenses	122,932
Net operating losses	14,645
Total deferred tax asset	137,577
Valuation allowance	(137,577)
Deferred tax asset, net of allowance	$ 0